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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST	SEASONS SERIES TRUST

SA Emerging Markets Equity Index Portfolio

SA Fixed Income Index Portfolio

SA Fixed Income Intermediate Index Portfolio

SA International Index Portfolio

SA Large Cap Growth Index Portfolio

SA Large Cap Index Portfolio

SA Large Cap Value Index Portfolio

SA Mid Cap Index Portfolio

SA Small Cap Index Portfolio

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Large Cap Value Portfolio

SA Multi-Managed Mid Cap Growth Portfolio

SA Multi-Managed Mid Cap Value Portfolio

SA Multi-Managed Small Cap Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

P.O. Box 15570

Amarillo, Texas 79105-5570

June 27, 2025

Dear Contract Owner,

We are providing the enclosed information statement (the “Information Statement”) to inform you of recent changes that have taken effect in the Portfolios, each a series of the SunAmerica Series Trust (“SAST”) or Seasons Series Trust (“SST”). Each of SAST and SST are referred to herein individually as a “Trust” and collectively as the “Trusts.”

At a meeting held on April 2, 2025, the Boards of Trustees (collectively, the “Board”) of the Trusts approved the appointment of BlackRock Investment Management, LLC (“BlackRock”) as the new subadviser to the Portfolios. As subadviser, BlackRock assumed responsibility for the day-to-day management of the SA Emerging Markets Equity Index Portfolio, SA Fixed Income Index Portfolio, SA Fixed Income Intermediate Index Portfolio, SA International Index Portfolio, SA Large Cap Growth Index Portfolio, SA Large Cap Index Portfolio, SA Large Cap Value Index Portfolio, SA Mid Cap Index Portfolio and SA Small Cap Index Portfolio (collectively, the “Index Portfolios”). As subadviser, BlackRock also assumed responsibility for the day-to-day management of a portion or “sleeve” of the SA Multi-Managed International Equity Portfolio, SA Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio,SA Multi-Managed Mid Cap Growth Portfolio and SA Multi-Managed Small Cap Portfolio (collectively, the “Multi-Managed Portfolios”). As approved by the Board, effective April 30, 2025 (the “Effective Date”), the First Amended and Restated Subadvisory Agreement (the “New Subadvisory Agreement”) entered into between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolios’ investment adviser, and BlackRock went into effect with respect to the Portfolios.

Additionally, the Board approved an Amended and Restated Subadvisory Fee Waiver Agreement (the “Subadvisory Fee Waiver Agreement”) with respect to the SA Fixed Income Index Portfolio and SA Fixed Income Intermediate Index Portfolio, that was entered into between SunAmerica and BlackRock. Under the Subadvisory Fee Waiver Agreement, BlackRock has agreed to waive its subadvisory fee with respect to the SA Fixed Income Index Portfolio and SA Fixed Income Intermediate Index Portfolio in an amount equal to the acquired fund fees and expenses associated with these Portfolios’ investments in iShares Trust, iShares, Inc., and iShares U.S. ETF Trust. Additionally, the Board approved a Second Amended and Restated Master Advisory Fee Waiver Agreement under which SunAmerica has agreed to waive an equivalent portion of its advisory fee, passing the benefit of the Subadvisory Fee Waiver Agreement directly to these Portfolios.

In connection with these changes, the investment strategies and techniques of certain Portfolios were updated to align with BlackRock’s investment approach.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and BlackRock.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call the Annuity Service Center at 1-800-445-7862. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy John T. Genoy
President
Seasons Series Trust SunAmerica Series Trust

SUNAMERICA SERIES TRUST	SEASONS SERIES TRUST

SA Emerging Markets Equity Index Portfolio

SA Fixed Income Index Portfolio

SA Fixed Income Intermediate Index Portfolio

SA International Index Portfolio

SA Large Cap Growth Index Portfolio

SA Large Cap Index Portfolio

SA Large Cap Value Index Portfolio

SA Mid Cap Index Portfolio

SA Small Cap Index Portfolio

(collectively, the “Index Portfolios”)

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Large Cap Value Portfolio

SA Multi-Managed Mid Cap Growth Portfolio

SA Multi-Managed Mid Cap Value Portfolio

SA Multi-Managed Small Cap Portfolio

(collectively, the “Multi-Managed Portfolios”)

(each of the Index Portfolios and Multi-Managed Portfolios, a “Portfolio” and collectively, the “Portfolios”)

P.O. Box 15570

Amarillo, Texas 79105-5570

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT FOR THE PORTFOLIOS

You are receiving the enclosed information statement (the “Information Statement”) because we wish to inform you of certain changes to the Portfolios.

At a meeting held on April 2, 2025, the Board of Trustees of SunAmerica Series Trust (“SAST”) and Seasons Series Trust (“SST”) approved the appointment of BlackRock Investment Management, LLC (“BlackRock” or the “Subadviser”) as the new subadviser to the Portfolios or, for certain of the Portfolios, as a new subadviser to a sleeve of the Portfolios. Effective April 30, 2025, the Board also approved a new subadvisory agreement, a subadvisory fee waiver agreement with respect to certain of the Portfolios, between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), the Portfolios’ investment adviser, and BlackRock and a corresponding advisory fee waiver agreement. In connection with these approvals, the Portfolios adopted changes to certain investment strategies and techniques to align with BlackRock’s investment approach. Additionally, for the SA Fixed Income Index Portfolio and SA Fixed Income Intermediate Index Portfolio, BlackRock agreed to waive its subadvisory fee in an amount equal to the acquired fund fees and expenses associated with investments in iShares Funds, and SunAmerica agreed to waive an equivalent portion of its advisory fee, passing the benefit to the Portfolios.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers, or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a fund’s shareholders with the same information about the new subadviser and subadvisory agreement that would have been included in a proxy statement. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted on or about June 27, 2025.

The Trust and the Adviser

The Portfolios are series of SAST and SST, each a Massachusetts business trust. The Trusts entered into a Investment Advisory and Management Agreements (the “Advisory Agreements”) with SunAmerica on January 1, 1999. The Advisory Agreements have been amended from time to time with the approval of the Board, including a majority of the Independent Trustees, and was most recently approved by the Board, including a majority of the Independent Trustees, at the Meeting.

SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. SunAmerica is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services, and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies), or other considerations.

The contractual advisory fee rate payable to SunAmerica under the Advisory Agreement with respect to the Index Portfolios is as follows:

PORTFOLIO	FEE RATE (as a % of average daily net asset value)
SA Emerging Markets Equity Index Portfolio	0.45% on first $2 billion 0.40% thereafter
SA Fixed Income Index Portfolio	0.30% on first $2 billion 0.25% thereafter
SA Fixed Income Intermediate Index Portfolio	0.30% on first $2 billion 0.25% thereafter
SA International Index Portfolio	0.40% on first $2 billion 0.35% thereafter
SA Large Cap Growth Index Portfolio	0.30% on first $2 billion 0.25% thereafter
SA Large Cap Index Portfolio	0.40% on first $2 billion 0.32% on next $1 billion 0.28% thereafter
SA Large Cap Value Index Portfolio	0.30% on first $2 billion 0.25% thereafter
SA Mid Cap Index Portfolio	0.30% on first $2 billion 0.25% thereafter
SA Small Cap Index Portfolio	0.35% on first $2 billion 0.30% thereafter

The contractual advisory fee rate payable to SunAmerica under the Advisory Agreement with respect to the Multi-Managed Portfolios is as follows:

PORTFOLIO	FEE RATE as percentage of average daily net assets
SA Multi-Managed International Equity Portfolio	0.95% - first 0.90% - next 0.85% - over	$250 million $250 million $500 million
SA Multi-Managed Large Cap Growth Portfolio	0.80% - first 0.75% - next 0.70% - over	$250 million $250 million $500 million
SA Multi-Managed Large Cap Value Portfolio	0.80% - first 0.75% - next 0.70% - over	$250 million $250 million $500 million
SA Multi-Managed Mid-Cap Growth Portfolio	0.85% - first 0.80% - next 0.75% - over	$250 million $250 million $500 million
SA Multi-Managed Mid Cap Value Portfolio	0.85% - first 0.80% - next 0.75% - over	$250 million $250 million $500 million
SA Multi-Managed Small Cap Portfolio	0.85% - first 0.80% - next 0.75% - over	$250 million $250 million $500 million

Each subadviser, including BlackRock, serves under a subadvisory agreement with SunAmerica. Subadvisers are responsible for providing continuous investment advice, selecting broker-dealers, and negotiating commission terms for the Portfolios. They act independently of SunAmerica but are subject to its supervision and the oversight of the Board. Subadvisory fees are paid by SunAmerica from its own advisory fees; the Portfolios do not pay fees directly to subadvisers.

The New Subadvisory Agreement

Under the terms of the Subadvisory Agreement, subject to the oversight and review of SunAmerica, BlackRock shall manage the investment and reinvestment of the assets of each Portfolio; determine, in its discretion, the securities and other investments or instruments to be purchased or sold; and provide the Adviser with records concerning its activities which the Adviser or the Trusts are required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trusts concerning its discharge of the foregoing responsibilities. BlackRock shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trusts and in compliance with such policies as the Trustees of the Trusts may from time to time establish, as provided in writing to BlackRock from time to time, and in compliance with the objectives, policies, restrictions and limitations for the Portfolios as set forth in each Trust’s current prospectus and statement of additional information and applicable laws and regulations. In addition, BlackRock may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates including foreign affiliates in providing services under the Subadvisory Agreement, provided that BlackRock remains solely responsible for the provision of services thereunder.

The Subadvisory Agreement shall continue in full force and effect with respect to each Portfolio of a Trust until two (2) years from the date such Agreement becomes effective with respect to such Portfolio, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the respective Trust who are not parties to the Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the respective Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of such Trust.

With respect to a Portfolio, the Subadvisory Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the respective Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, voting separately from any other series of such Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the subadviser. With respect to a Portfolio, the Subadvisory Agreement may be terminated by the subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and such Trust.

The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio shall not affect the continued effectiveness of the Subadvisory Agreement with respect to each other Portfolio subject thereto. In addition, the Subadvisory Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act) and in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated. The New Subadvisory Agreement is attached as Exhibit A, and the description of the New Subadvisory Agreement set forth herein is qualified in its entirety by reference to Exhibit A.

As full compensation for the BlackRock under the Subadvisory Agreement, SunAmerica will pay BlackRock a fee as a percentage of the average daily net assets managed by the BlackRock for each Portfolio.The subadvisory fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the subadviser provides services for less than the whole of any month, the foregoing compensation shall be prorated.

Additionally, In connection with the proposed changes to the principal investment strategies of the SA Fixed Income Index Portfolio and SA Fixed Income Intermediate Index Portfolio, BlackRock anticipates investing in exchange-traded funds advised by BlackRock or its affiliates. BlackRock has agreed to waive its subadvisory fee in an amount equal to the “acquired fund fees and expenses,” as calculated in accordance with the requirements of the registration statement form applicable to the SA Fixed Income Index Portfolio and SA Fixed Income Intermediate Index Portfolio incurred in connection with these Portfolios’ investments in one or more series of iShares Trust, iShares, Inc. and iShares U.S. ETF Trust. The Board approved an Amended and Restated Subadvisory Fee Waiver Agreement (the “Subadvisory Fee Waiver Agreement”) memorializing this agreement with respect to the SA Fixed Income Index Portfolio and SA Fixed Income Intermediate Index Portfolio, that was entered into between SunAmerica and BlackRock. Under the Subadvisory Fee Waiver Agreement, BlackRock has agreed to waive its subadvisory fee with respect to the SA Fixed Income Index Portfolio and SA Fixed Income Intermediate Index Portfolio in an amount equal to the acquired fund fees and expenses associated with these Portfolios’ investments in iShares Trust, iShares, Inc., and iShares U.S. ETF Trust, each of which is advised by BlackRock. Additionally, the Board approved a Second Amended and Restated Master Advisory Fee Waiver Agreement under which SunAmerica has agreed to waive an equivalent portion of its advisory fee, passing the benefit of the Subadvisory Fee Waiver Agreement directly to these Portfolios.

Management of Sanctioned Russian Securities for the SA Emerging Markets Equity Index Portfolio

On February 24, 2022, the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) identified certain Russian issuers as subject to OFAC blocking sanctions (the “Blocking Sanctions”), which collectively have the effect of blocking transactions and other (direct and indirect) business dealings in such issuers’ securities. The SA Emerging Markets Equity Index Portfolio holds securities of certain issuers subject to the Blocking Sanctions. SunAmerica and BlackRock have entered into a side letter agreement whereby each acknowledges and agrees that BlackRock will not take any action with respect to these securities until they are no longer subject to the Blocking Sanctions, or any similar legal or regulatory restrictions.

Impact of the New Arrangements on SunAmerica’s Advisory Fees and Advisory Fees Retained

Had the changes described above (the “New Arrangements”) been implemented at the beginning of the fiscal year ended January 31, 2025 for the Index Portfolios, the sub-advisory fees paid by SunAmerica would have increased from $0 (because there was no subadviser for the Index Portfolios prior to BlackRock) to the amounts shown in the below chart and the gross advisory fees retained by SunAmerica with respect to the Index Portfolios would have decreased by the amount of those sub-advisory fees. Had the New Arrangements been implemented at the beginning of the fiscal year ended March 31, 2025 for the Multi-Managed Portfolios, the sub-advisory fees paid by SunAmerica would have increased given that a portion of the Multi-Managed Portfolios that hadn’t previously been subadvised is now Subadvised by BlackRock, and the gross advisory fees retained by SunAmerica with respect to the Multi-Managed Portfolios would have decreased. The sub-advisory fees paid and the advisory fees that would be retained by SunAmerica under the New Arrangements shown in the charts below are hypothetical and are designed to help you understand the potential effects of the New Sub-Advisory Agreement and the New Arrangements. For Portfolios that have an advisory fee waiver, the amounts waived and net advisory fees retained are also shown. The actual fees paid to SunAmerica, and the actual advisory fees retained by SunAmerica under the New Arrangements may be different due to fluctuating asset levels and a variety of other factors.

	$		$		$		$		$		$

INDEX PORTFOLIOS

FISCAL YEAR ENDED JANUARY 31, 2025

	Actual				New Arrangements				Difference
	Dollar Amount		Percentage of Net Assets		Dollar Amount		Percentage of Net Assets		Dollar Amount		Percentage of Net Assets		Percentage Increase
													(Decrease)

SA Emerging Markets Equity Index Portfolio

Gross Advisory Fees		$424,219		0.450%		$424,219		0.450%		$0		0.000%	0.0%

Aggregate Subadvisory Fees		$0		0.000%		$47,135		0.050%		$47,135		0.050%	-

Advisory Fees Retained		$424,219		0.450%		$377,084		0.400%		($47,135)		(0.050)%	(11.1)%

Advisory Fees Waived/ Expenses Reimbursed		$235,588		0.250%		$235,588		0.250%		$0		0.000%	0.0%

Advisory Fees Retained (Net)		$188,631		0.200%		$141,496		0.150%		($47,135)		(0.050)%	(25.0)%

SA Fixed Income Index Portfolio

Gross Advisory Fees		$1,605,034		0.300%		$1,605,034		0.300%		$0		0.000%	0.0%

Aggregate Subadvisory Fees		$0		0.000%		$99,780		0.019%		$99,780		0.019%	-

Advisory Fees Retained		$1,605,034		0.300%		$1,505,254		0.281%		($99,780)		(0.019)%	(6.2)%

Advisory Fees Waived/ Expenses Reimbursed		$94,899		0.018%		$142,247		0.027%		$47,348		0.009%	49.9%

Advisory Fees Retained (Net)		$1,510,135		0.282%		$1,363,007		0.254%		($147,128)		(0.028)%	(9.7)%

	$		$		$		$		$		$

SA Fixed Income Intermediate Index Portfolio

Gross Advisory Fees		$1,446,795		0.300%		$1,446,795		0.300%		$0		0.000%	0.0%

Aggregate Subadvisory Fees		$0		0.000%		$63,177		0.013%		$63,177		0.013%	-

Advisory Fees Retained		$1,446,795		0.300%		$1,383,618		0.287%		($63,177)		(0.013)%	(4.4)%

Advisory Fees Waived/Expenses Reimbursed		$104,848		0.022%		$174,294		0.036%		$69,446		0.014%	66.2%

Advisory Fees Retained (Net)		$1,341,947		0.278%		$1,209,324		0.251%		($132,623)		(0.027)%	(9.9)%

SA International Index Portfolio

Gross Advisory Fees		$3,102,065		0.400%		$3,102,065		0.400%		$0		0.000%	0.0%

Aggregate Subadvisory Fees		$0		0.000%		$155,103		0.020%		$155,103		0.020%	-

Advisory Fees Retained		$3,102,065		0.400%		$2,946,962		0.380%		($155,103)		(0.020)%	(5.0)%

Advisory Fees Waived/Expenses Reimbursed		$0		0.000%		$0		0.000%		$0		0.000%	0.0%

Advisory Fees Retained (Net)		$3,102,065		0.400%		$2,946,962		0.380%		($155,103)		(0.020)%	(5.0)%

SA Large Cap Growth Index Portfolio

Gross Advisory Fees		$1,760,458		0.300%		$1,760,458		0.300%		$0		0.000%	0.0%

Aggregate Subadvisory Fees		$0		0.000%		$46,946		0.008%		$46,946		0.008%	-

Advisory Fees Retained		$1,760,458		0.300%		$1,713,512		0.292%		($46,946)		(0.008)%	(2.7)%

Advisory Fees Waived/Expenses Reimbursed		$39,020		0.007%		$39,020		0.007%		$0		0.000%	0.0%

Advisory Fees Retained (Net)		$1,721,438		0.293%		$1,674,492		0.285%		($46,946)		(0.008)%	(2.7)%

SA Large Cap Index Portfolio

Gross Advisory Fees		$12,069,759		0.365%		$12,069,759		0.365%		$0		0.000%	0.0%

Aggregate Subadvisory Fees		$0		0.000%		$198,638		0.006%		$198,638		0.006%	-

Advisory Fees Retained		$12,069,759		0.365%		$11,871,121		0.359%		($198,638)		(0.006)%	(1.7)%

Advisory Fees Waived/Expenses Reimbursed		$4,634,879		0.140%		$4,634,879		0.140%		$0		0.000%	0.0%

Advisory Fees Retained (Net)		$7,434,880		0.225%		$7,236,242		0.219%		($198,638)		(0.006)%	(2.7)%

SA Large Cap Value Index Portfolio

Gross Advisory Fees		$1,626,012		0.300%		$1,626,012		0.300%		$0		0.000%	0.0%

Aggregate Subadvisory Fees		$0		0.000%		$43,360		0.008%		$43,360		0.008%	-

Advisory Fees Retained		$1,626,012		0.300%		$1,582,652		0.292%		($43,360)		(0.008)%	(2.7)%

Advisory Fees Waived/Expenses Reimbursed		$51,841		0.010%		$51,841		0.010%		$0		0.000%	0.0%

Advisory Fees Retained (Net)		$1,574,171		0.290%		$1,530,811		0.282%		($43,360)		(0.008)%	(2.8)%

SA Mid Cap Index Portfolio

Gross Advisory Fees	$1,456,939	0.300%	$1,456,939	0.300%	$0	0.000%	0.0%

Aggregate Subadvisory Fees	$0	0.000%	$63,134	0.013%	$63,134	0.013%	-

Advisory Fees Retained	$1,456,939	0.300%	$1,393,805	0.287%	($63,134)	(0.013)%	(4.3)%

Advisory Fees Waived/Expenses Reimbursed	$0	0.000%	$0	0.000%	$0	0.000%	0.0%

Advisory Fees Retained (Net)	$1,456,939	0.300%	$1,393,805	0.287%	($63,134)	(0.013)%	(4.3)%

SA Small Cap Index Portfolio

Gross Advisory Fees	$1,112,005	0.350%	$1,112,005	0.350%	$0	0.000%	0.0%

Aggregate Subadvisory Fees	$0	0.000%	$47,657	0.015%	$47,657	0.015%	-

Advisory Fees Retained	$1,112,005	0.350%	$1,064,348	0.335%	($47,657)	(0.015)%	(4.3)%

Advisory Fees Waived/Expenses Reimbursed	$124,693	0.039%	$124,693	0.039%	$0	0.000%	0.0%

Advisory Fees Retained (Net)	$987,312	0.311%	$939,655	0.296%	($47,657)	(0.015)%	(4.8)%

MULTI-MANAGED PORTFOLIOS

FISCAL YEAR ENDED MARCH 31, 2025

	Actual		New Arrangements		Difference
	Dollar Amount	Percentage of Net Assets	Dollar Amount	Percentage of Net Assets	Dollar Amount	Percentage of Net Assets	Percentage Increase
							(Decrease)

SA Multi-Managed International Equity Portfolio

Gross Advisory Fees	$2,594,857	0.945%	$2,594,857	0.945%	$0	0.000%	0.0%

Aggregate Subadvisory Fees	$891,812	0.325%	$908,683	0.331%	$16,871	0.006%	1.9%

Advisory Fees Retained	$1,703,045	0.620%	$1,686,174	0.614%	($16,871)	(0.006%)	(1.0%)

Advisory Fees Waived/Expenses Reimbursed	$109,795	0.040%	$109,795	0.040%	$0	0.000%	0.0%

Advisory Fees Retained (Net)	$1,593,250	0.580%	$1,576,379	0.574%	($16,871)	(0.006%)	(1.1%)

SA Multi-Managed Large Cap Value Portfolio

Gross Advisory Fees	$3,133,587	0.781%	$3,133,587	0.781%	$0	0.000%	0.0%

Aggregate Subadvisory Fees	$933,528	0.233%	$941,898	0.235%	$8,370	0.002%	0.9%

Advisory Fees Retained	$2,200,059	0.548%	$2,191,689	0.546%	($8,370)	(0.002%)	(0.4%)

Advisory Fees Waived/Expenses Reimbursed	$0	0.000%	$0	0.000%	$0	0.000%	-

Advisory Fees Retained (Net)	$2,200,059	0.548%	$2,191,689	0.546%	($8,370)	(0.002%)	(0.4%)

SA Multi-Managed Large Cap Growth Portfolio

Gross Advisory Fees	$2,500,826	0.789%	$2,500,826	0.789%	$0	0.000%	0.0%

Aggregate Subadvisory Fees	$735,012	0.232%	$741,973	0.234%	$6,961	0.002%	0.9%

Advisory Fees Retained	$1,765,814	0.557%	$1,758,853	0.555%	($6,961)	(0.002%)	(0.4%)

Advisory Fees Waived/Expenses Reimbursed	$228,424	0.072%	$228,424	0.072%	$0	0.000%	0.0%

Advisory Fees Retained (Net)	$1,537,390	0.485%	$1,530,429	0.483%	($6,961)	(0.002%)	(0.5%)

SA Multi-Managed Mid Cap Growth Portfolio

Gross Advisory Fees	$1,384,803	0.850%	$1,384,803	0.850%	$0	0.000%	0.0%

Aggregate Subadvisory Fees	$455,558	0.280%	$464,622	0.285%	$9,064	0.005%	2.0%

Advisory Fees Retained	$929,245	0.570%	$920,181	0.565%	($9,064)	(0.005%)	(1.0%)

Advisory Fees Waived/Expenses Reimbursed	$0	0.000%	$0	0.000%	$0	0.000%	0.0%

Advisory Fees Retained (Net)	$929,245	0.570%	$920,181	0.565%	($9,064)	(0.005%)	(1.0%)

SA Multi-Managed Mid Cap Value Portfolio

Gross Advisory Fees	$1,691,854	0.850%	$1,691,854	0.850%	$0	0.000%	0.0%

Aggregate Subadvisory Fees	$641,308	0.322%	$651,510	0.327%	$10,202	0.005%	1.6%

Advisory Fees Retained	$1,050,546	0.528%	$1,040,344	0.523%	($10,202)	(0.005%)	(1.0%)

Advisory Fees Waived/Expenses Reimbursed	$0	0.000%	$0	0.000%	$0	0.000%	0.0%

Advisory Fees Retained (Net)	$1,050,546	0.528%	$1,040,344	0.523%	($10,202)	(0.005%)	(1.0%)

SA Multi-Managed Small Cap Portfolio

Gross Advisory Fees	$1,305,821	0.850%	$1,305,821	0.850%	$0	0.000%	0.0%

Aggregate Subadvisory Fees	$519,184	0.338%	$525,526	0.342%	$6,342	0.004%	1.2%

Advisory Fees Retained	$786,637	0.512%	$780,295	0.508%	($6,342)	(0.004%)	(0.8%)

Advisory Fees Waived/Expenses Reimbursed	$0	0.000%	$0	0.000%	$0	0.000%	0.0%

Advisory Fees Retained (Net)	$786,637	0.512%	$780,295	0.508%	($6,342)	(0.004%)	(0.8%)

Factors Considered by the Board

In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolios in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by the Subadviser;

(3)	the size and structure of the subadvisory fees and any other material payments to be paid to the Subadviser;

(4)	the organizational capability and financial condition of the Subadviser and its affiliates; and

(5)	the fees to be paid by the Adviser to BlackRock for managing the Portfolios.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of and amounts retained by SunAmerica; and (c) information regarding the Subadviser’s compliance and regulatory history. The Board also took into account extensive information from BlackRock regarding its services provided to the Trusts, which materials the Board reviewed at its October 9, 2024 meeting in connection with its consideration of the renewal of the subadvisory agreements with respect to the various series of the Trusts.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and BlackRock in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding each Portfolio’s current and proposed subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of the Subadviser with respect to accounts and mutual funds that have comparable investment objectives and strategies to each Portfolio, as applicable.

Nature, Extent and Quality of Services Provided by the Subadviser.

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by BlackRock. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolios, manages the daily business affairs of the Trusts, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolios’ assets, subject to the Trustees’ oversight and control. The Board noted that although SunAmerica has managed the Portfolios since inception, management was proposing to engage BlackRock as subadviser to the Portfolios because SunAmerica has made a strategic business decision to cease directly managing the Portfolios’ passive strategies. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trusts and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadviser, the Board noted that BlackRock would be responsible for providing investment management services on a day-to-day basis. In such role, BlackRock would, with respect to each Portfolio, (i) manage the investment and reinvestment of the Portfolio’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trusts concerning its discharge of the foregoing responsibilities. The Board reviewed BlackRock’s history, structure and size, and investment experience. The Board considered the personnel of BlackRock who would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, BlackRock has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of BlackRock who would be responsible for providing investment management services to the Portfolios.

The Board also reviewed and considered BlackRock’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser to the Portfolios. The Board considered BlackRock’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on BlackRock’s ability to provide services to the Trusts.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by the Subadviser and that there was a reasonable basis on which to conclude that the Subadviser would provide high quality services to the Trusts.

Portfolio Fees and Expenses; Investment Performance.

The Board, including the Independent Trustees, received and reviewed information regarding each Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees will be paid by SunAmerica out of its advisory fee and not by the Portfolios, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees to be retained. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and BlackRock, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also considered advisory and subadvisory fees received by BlackRock and performance data with respect to exchange traded funds and live strategies with similar investment strategies to the Portfolios, as applicable (the “Similar Funds”). For each Portfolio, the Subadvised Expense Group and Subadvised Expense Universe consisted of the Portfolio and other passive index funds with similar strategies underlying variable insurance products, as classified by Broadridge.

The performance information included information as of December 31, 2024, from management and BlackRock. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to a Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

The Board considered the performance of the Similar Funds relative to the applicable benchmark index. In considering this comparative performance information, however, the Board also reviewed relevant distinctions and differences between the Similar Funds and the Portfolios and acknowledged that past performance is not necessarily indicative of future results.

The Trustees noted that the expense and performance information as a whole was useful in assessing whether BlackRock is proposing to provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to the Subadviser in connection with its relationship with the Portfolios is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board considered other potential indirect benefits to the Subadviser as a result of its relationship with the Portfolios, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to the Subadviser’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to the Subadviser in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement.

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and BlackRock as discussed above.

Conclusions.

In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee may have attributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that the Subadviser possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of each Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Information about BlackRock

BlackRock, located at 1 University Square Drive, Princeton, NJ 08540, is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. As of March 31, 2025, the assets under management of BlackRock, Inc. (including its subsidiaries) were $11.6 trillion across equity, fixed income, alternatives, multi-asset, and cash management strategies for institutional and retail clients.

The following chart lists BlackRock’s principal executive officers and directors and their principal occupations.

Global Executive Committee
Laurence Fink	Chairman & Chief Executive Officer	Richard Kushel	Head of the Portfolio Management Group

Robert Kapito	President	Rachel Lord	Head of International

Philipp Hildebrand	Vice Chairman	Raffaele Savi	Global Head of BlackRock Systematic

Rick Rieder	Chief Investment Officer of Global Fixed Income	Christopher Meade	Chief Legal Officer

Stephen Cohen	Chief Product Officer	Caroline Heller	Global Head of Human Resources

Charles Hatami	Global Head of Financial and Strategic Investors Group	Sudhir Nair	Global Head of Aladdin

Manish Mehta	Head of BlackRock Global Markets & Index Investments	Martin Small	Chief Financial Officer

Rob Goldstein	Chief Operating Officer	Derek Stein	Global Head of Technology & Operations

Ed Fishwick	Chief Risk Officer & Head of the Risk & Quantitative Analysis	Samara Cohen	Chief Investment Officer of ETF and Index Investments

Joud Abdel Majeid	Global Head of BlackRock Investment Stewardship	John Kelly	Global Head of Corporate Affairs

Susan Chan	Head of Asia Pacific	Raj Rao	President and COO of Global Infrastructure Partners

Adebayo Ogunlesi	Chairman and CEO of Global Infrastructure Partners	Joe DeVico	Head of Americas Client Business, Co-Head of US Wealth Advisory

Tarek Chouman	Global Head of Aladdin Client Business

No Trustee of SAST or SST has owned any securities, or has had any material interest in, or a material interest in a material transaction with, BlackRock or its affiliates since the beginning of SAST’s or SST’s most recent fiscal year. No officers or Trustees of SAST or SST are officers, employees, directors, general partners or shareholders of BlackRock.

BlackRock provides investment advisory or sub-advisory services, as applicable, to the mutual funds and/or institutional accounts listed below, which have investment strategies or objectives similar to that of the Portfolios. While the investment strategies or objectives of the mutual funds and/or accounts listed below may be similar to that of a Portfolio, the nature of services provided by BlackRock may be different. As a sub-adviser, BlackRock may perform a more limited set of services and assume fewer responsibilities for a Fund than it does for certain funds listed below. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to BlackRock for its management services, are set forth below.

Comparable Funds/Accounts	Assets as of Mar 31	Fee Rate (% of average daily net assets)
iShares S&P 500 Index Fund	$44.5B	0.10%
iShares Russell 2000 Small Cap Index Fund	$2.5B	0.13%
iShares MSCI EAFE International Index Fund	$10.8B	0.10%
iShares S&P 500 Growth ETF	$51.5B	0.18%
iShares S&P 500 Value ETF	$37.2B	0.18%
iShares MSCI Emerging Markets ETF	$16B	0.72%
iShares Russell Mid Cap Growth ETF	$16.6B	0.23%
iShares Russell Mid Cap Value ETF	$13.3B	0.23%
Government/Credit Bond Index CIT	$2.7B
Intermediate Government/Credit Bond Index CIT	$602M

BlackRock does not provide investment advisory or sub-advisory services to any mutual funds or other accounts that have investment strategies and/or objectives similar to that of SAST SA Mid Cap Index or SST SA Multi-Managed Small Cap Portfolio.

Ownership of Shares

As of June 6, 2025, there were approximately 370,743,483.17 shares outstanding in the Portfolios of SAST and approximately 111,997,623.22 shares outstanding in the Portfolios of SST. As of that date, all shares of the Portfolios were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of the City of New York (“USL”), and/or The Variable Annuity Life Insurance Company (“VALIC”), or affiliated mutual funds.

The following shareholders directly owned 5% or more of the outstanding shares of a Portfolio as of that date:

SunAmerica Series Trust

Portfolio	Owner	Shares	Percentage
SAST SA Emerging Markets Equity Index	AGL	11,004.56	0.22%
Portfolio Class 1	Allocation Portfolios	608,375.86	12.19%
	SA Global Index Allocation	1,761,330.82	35.28%
	SAST Dynamic Allocation	1,575,287.25	31.55%
	SAST Dynamic Strategy	1,036,456.08	20.76%

SAST SA Emerging Markets Equity Index	AGL	1,199,675.08	91.64%
Portfolio Class 3	USL	99,749.84	7.62%
	VALIC	9,739.49	0.74%
SAST SA Fixed Income Index Portfolio Class 1	AGL	7,929.22	0.02%
	Allocation Portfolios	6,146,806.69	12.75%
	SA Global Index Allocation	4,885,244.81	10.13%
	SA Index Allocation	16,172,259.79	33.55%
	SA VCP Index Allocation	6,397,943.23	13.27%
	SAST Dynamic Allocation	10,479,239.47	21.74%
	SAST Dynamic Strategy	4,114,889.36	8.54%

SAST SA Fixed Income Index Portfolio Class 3	AGL	7,923,627.10	84.86%
	USL	976,227.60	10.46%
	VALIC	437,442.40	4.68%

SAST SA Fixed Income Intermediate Index	AGL	2,492.76	0.01%
Portfolio Class 1	Allocation Portfolios	2,114,068.30	5.00%
	SA Global Index Allocation	4,787,093.31	11.33%
	SA Index Allocation	15,804,076.33	37.41%
	SA VCP Index Allocation	6,116,605.46	14.48%
	SAST Dynamic Allocation	9,736,296.36	23.05%
	SAST Dynamic Strategy	3,685,605.36	8.72%
SAST SA Fixed Income Intermediate Index	AGL	4,362,429.01	82.14%
Portfolio Class 3	USL	789,076.78	14.86%
	VALIC	159,700.12	3.01%
SAST SA International Index Portfolio Class 1	AGL	65,323.41	0.10%
	Allocation Portfolios	3,433,318.11	5.48%
	SA Global Index Allocation	14,363,307.73	22.93%
	SA Index Allocation	27,049,589.71	43.19%
	SA VCP Index Allocation	3,853,049.07	6.15%
	SAST Dynamic Allocation	8,060,424.50	12.87%
	SAST Dynamic Strategy	5,809,110.16	9.27%

SAST SA International Index Portfolio Class 3	AGL	2,154,116.99	88.88%
	USL	238,596.42	9.84%
	VALIC	30,873.11	1.27%
SAST SA Large Cap Growth Index Portfolio	AGL	21,022.22	0.10%
Class 1	Allocation Portfolios	2,275,401.62	10.80%
	SAST Dynamic Allocation	13,046,671.14	61.90%
	SAST Dynamic Strategy	5,733,122.07	27.20%

SAST SA Large Cap Growth Index Portfolio	AGL	2,332,089.58	88.83%
Class 3	USL	252,943.16	9.64%
	VALIC	40,179.43	1.53%
SAST SA Large Cap Index Portfolio Class 1	AGL	706,677.00	0.90%
	Allocation Portfolios	2,455,413.07	3.12%
	SA Global Index Allocation	4,830,605.16	6.14%
	SA Index Allocation	30,002,857.67	38.12%
	SA VCP Index Allocation	5,202,764.37	6.61%
	SAST Dynamic Allocation	24,051,581.80	30.56%
	SAST Dynamic Strategy	11,459,480.15	14.56%

SAST SA Large Cap Index Portfolio Class 3	AGL	2,807,402.03	87.88%
	USL	304,914.53	9.54%
	VALIC	82,346.79	2.58%
SAST SA Large Cap Value Index Portfolio	AGL	22,026.31	0.07%
Class 1	Allocation Portfolios	3,019,529.56	10.06%
	SAST Dynamic Allocation	15,732,747.16	52.41%
	SAST Dynamic Strategy	11,243,069.07	37.46%

SAST SA Large Cap Value Index Portfolio	AGL	3,374,679.90	89.16%
Class 3	USL	369,026.17	9.75%
	VALIC	41,204.59	1.09%
SAST SA Mid Cap Index Portfolio Class 1	AGL	36,057.86	0.14%
	Allocation Portfolios	854,908.78	3.23%
	SA Global Index Allocation	2,815,209.58	10.62%
	SA Index Allocation	14,156,115.99	53.42%

	SA VCP Index Allocation	2,290,112.00	8.64%
	SAST Dynamic Allocation	3,805,162.44	14.36%
	SAST Dynamic Strategy	2,542,445.57	9.59%

SAST SA Mid Cap Index Portfolio Class 3	AGL	5,118,681.11	89.58%
	USL	497,757.56	8.71%
	VALIC	97,776.89	1.71%
SAST SA Small Cap Index Portfolio Class 1	AGL	35,328.89	0.21%
	Allocation Portfolios	627,633.90	3.76%
	SA Global Index Allocation	1,578,687.23	9.46%
	SA Index Allocation	7,815,529.89	46.84%
	SA VCP Index Allocation	1,534,871.64	9.20%
	SAST Dynamic Allocation	3,475,978.39	20.83%
	SAST Dynamic Strategy	1,617,934.38	9.70%

SAST SA Small Cap Index Portfolio Class 3	AGL	5,358,940.71	89.66%
	USL	531,783.55	8.90%
	VALIC	86,430.63	1.45%

Seasons Series Trust

Portfolio	Owner	Shares	Percentage

SST SA Multi-Managed International Equity	AGL	72,543.35	0.27%
Portfolio Class 1	Allocation Portfolios	7,114,707.65	26.17%
	SAST Dynamic Allocation	13,738,742.15	50.53%
	SAST Dynamic Strategy	6,265,415.63	23.04%

SST SA Multi-Managed International Equity	AGL	1,343,809.69	100.00%
Portfolio Class 2

SST SA Multi-Managed International Equity	AGL	897,757.85	94.48%
Portfolio Class 3	USL	52,487.73	5.52%

SST SA Multi-Managed Large Cap Growth	AGL	323,755.41	1.87%
Portfolio Class 1	Allocation Portfolios	1,830,586.13	10.59%
	SAST Dynamic Allocation	9,893,811.61	57.26%
	SAST Dynamic Strategy	5,230,434.33	30.27%

SST SA Multi-Managed Large Cap Growth	AGL	2,162,092.35	100.00%
Portfolio Class 2

SST SA Multi-Managed Large Cap Growth	AGL	1,264,980.78	98.48%
Portfolio Class 3	USL	19,527.15	1.52%

SST SA Multi-Managed Large Cap Value	AGL	244,242.91	1.02%
Portfolio Class 1	Allocation Portfolios	2,233,696.67	9.33%
	SAST Dynamic Allocation	12,533,715.69	52.33%
	SAST Dynamic Strategy	8,939,284.69	37.32%

SST SA Multi-Managed Large Cap Value	AGL	1,586,471.66	100.00%
Portfolio Class 2

SST SA Multi-Managed Large Cap Value	AGL	675,335.31	97.73%
Portfolio Class 3	USL	15,716.45	2.27%

SST SA Multi-Managed Mid Cap Growth	AGL	149,843.13	1.67%

Portfolio	Owner	Shares	Percentage
Portfolio Class 1	Allocation Portfolios	772,122.89	8.63%
	SAST Dynamic Allocation	4,556,682.08	50.92%
	SAST Dynamic Strategy	3,470,041.55	38.78%

SST SA Multi-Managed Mid Cap Growth	AGL	1,566,290.84	100.00%
Portfolio Class 2
SST SA Multi-Managed Mid Cap Growth	AGL	918,886.61	96.22%
Portfolio Class 3	USL	36,109.38	3.78%

SST SA Multi-Managed Mid Cap Value	AGL	136,374.92	1.34%
Portfolio Class 1	Allocation Portfolios	720,959.51	7.07%
	SAST Dynamic Allocation	6,942,689.92	68.06%
	SAST Dynamic Strategy	2,401,256.10	23.54%

SST SA Multi-Managed Mid Cap Value	AGL	1,077,064.51	100.00%
Portfolio Class 2

SST SA Multi-Managed Mid Cap Value	AGL	561,197.81	97.40%
Portfolio Class 3	USL	14,964.80	2.60%

SST SA Multi-Managed Small Cap Portfolio	AGL	110,981.31	1.07%
Class 1	Allocation Portfolios	988,688.92	9.51%
	SAST Dynamic Allocation	4,442,079.58	42.71%
	SAST Dynamic Strategy	4,859,772.46	46.72%

SST SA Multi-Managed Small Cap Portfolio	AGL	1,081,338.44	100.00%
Class 2

SST SA Multi-Managed Small Cap Portfolio	AGL	723,658.98	96.34%
Class 3	USL	27,504.32	3.66%

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. USL is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. As of June 6, 2025, to the knowledge of the Trust, no other person beneficially or of record owned 25% or more of any class of the Portfolio’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolios as of June 6, 2025.

Brokerage Commissions

For the fiscal year ended January 31, 2025, none of the SAST Portfolios paid any commissions to affiliated broker-dealers. The following SST Portfolio incurred brokerage commissions with affiliated brokers for the year ended March 31, 2025: SA Multi-Managed Large Cap Growth Portfolio to Goldman Sachs & Co. in the amount of $271.

Other Service Providers

For the fiscal year ended January 31, 2025, the Portfolios of SAST paid an aggregate of $1,483,539 in account maintenance and service fees to AGL, USL, and VALIC. During the same period, the SAST Portfolios paid $21,639 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services. For the fiscal year ended March 31, 2025, the Portfolios of SST paid an aggregate of $336,180 in account maintenance and service fees to AGL, USL, and VALIC. During the fiscal year ended March 31, 2025, the SST Portfolios paid $11,743 to VRSCO for transfer agency services. VRSCO is a majority-owned subsidiary of VALIC and is located at 2929 Allen Parkway, Houston, Texas 77019. Corebridge Capital Services, Inc. (“CCS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Portfolios. CCS is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Portfolios are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trusts are not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of Seasons Series Trust and SunAmerica Series Trust, 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy President Seasons Series Trust SunAmerica Series Trust

Dated: June 27, 2025

Exhibit A

FIRST AMENDED AND RESTATED

SUBADVISORY AGREEMENT

This FIRST AMENDED AND RESTATED SUBADVISORY AGREEMENT (“Agreement”) is dated as of April 30, 2025, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and BLACKROCK INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (“SAST”), have entered into an Investment Advisory and Management Agreement dated as of January 13, 2025, as amended from time to time (the “SAST Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to SAST; and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (“SST,” and collectively with SAST, the “Trusts”), have entered into an Investment Advisory and Management Agreement dated as of January 13, 2025, as amended from time to time (the “SST Advisory Agreement,” and collectively with the SST Advisory Agreement, the “Advisory Agreements”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to SST; and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, each Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue unlimited shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, at an in-person meeting held on April 2, 2025, the Board of Trustees of SAST approved new subadvisory agreements between the Adviser and the Subadviser with respect to SA Emerging Markets Equity Index Portfolio, SA Fixed Income Index Portfolio, SA Fixed Income Intermediate Index Portfolio, SA International Index Portfolio, SA Large Cap Growth Index Portfolio, SA Large Cap Index Portfolio, SA Large Cap Value Index Portfolio, SA Mid Cap Index Portfolio, and SA Small Cap Index Portfolio, each a series of SAST; and

WHEREAS, at an in-person meeting held on April 2, 2025, the Board of Trustees of SST approved new subadvisory agreements between the Adviser and the Subadviser with respect to the SA Multi-Managed International Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Mid Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio and SA Multi-Managed Small Cap Portfolio, each a series of SST; and

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated January 13, 2025, pursuant to which Subadviser furnishes investment advisory services to each of the investment portfolios listed on Schedule A (each, a “Portfolio,” and collectively, the “Portfolio(s)”); and the Adviser and the Subadviser wish to amend and restate this Agreement for the foregoing reasons effective as of the date first written above.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.  Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreements. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trusts are required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trusts concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trusts and in compliance with such policies as the Trustees of the Trusts may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in each Trust’s current prospectus and statement of additional information (together, the “Registration Statement”), as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations. The Subadviser may, as permitted by rule, regulation or position of the staff of the Securities and Exchange Commission (“SEC”), utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement, provided that Subadviser remains solely responsible for the provision of services under this Agreement.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in each Trust’s current Registration Statement as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trusts provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trusts, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the SEC thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trusts, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trusts, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2.  Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trusts and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trusts such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

Subject to this Section 2, the Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Portfolio(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The Subadviser is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is required to provide the Adviser with copies of the applicable agreements and documentation promptly upon request and to notify the Adviser of any claims by counterparties or financial intermediaries that a Portfolio has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the identity and address of the Trusts and the Portfolios to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The Subadviser is authorized to terminate all such master and related agreements and other documentation with respect to a Portfolio when it determines it is in the best interest of the Portfolio to do so, and it is authorized to exercise all default and other rights of the Portfolio against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Portfolio. Upon termination of this Agreement, the Subadviser agrees to remove the Portfolio(s) as parties to such agreements and to consult with the Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which the Adviser shall determine in its sole discretion. If instructed by the Adviser to do so, the Subadviser shall close out open positions and transfer financial instruments in accordance with the Adviser’s instructions.

3.  Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from each Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.  Reports. The Trusts and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trusts as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trusts and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its Chief Compliance Officer) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5.  Status of the Subadviser. The services of the Subadviser to the Adviser and the Trusts are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trusts are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trusts in any way or otherwise be deemed an agent of the Trusts.

6.  Proxy Voting. Subject to the prior approval by the Board of Trustees of the Trusts and upon thirty (30) days’ written notice to the Subadviser (or such lesser or longer notice as is acceptable to the Subadviser), the Adviser reserves the right to delegate to the Subadviser responsibility for exercising voting rights for all or a specified portion of the securities held by a Portfolio. To the extent so delegated, the Subadviser will exercise voting rights with respect to securities held by a Portfolio in accordance with written proxy voting policies and procedures mutually agreed upon by the parties. To the extent the Adviser retains the responsibility for voting proxies, the Subadviser agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by the Adviser.

7.  Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trusts pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trusts will be provided as soon as reasonably practicable to the Trusts or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trusts’ auditors, the Trusts or any representative of the Trusts, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trusts.

8.  Reference to the Subadviser. None of the Trusts, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trusts, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trusts, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the SEC, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9.  Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to a Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with such Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b)  The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trusts (and their officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trusts) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trusts and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

10.  Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio of a Trust until two (2) years from the date this Agreement becomes effective with respect to such Portfolio, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the respective Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the respective Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of such Trust.

With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the respective Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of such Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and such Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.  Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.  Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.  Personal Liability. The Declarations of Trust establishing each Trust (each, a “Declaration” and collectively, the “Declarations”), are on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with each Declaration, no Trustee, shareholder, officer, employee or agent of the respective Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the respective Trust, but the respective “Trust Property,” as defined in the Declaration, only shall be liable.

16.  Separate Series. Pursuant to the provisions of the Declarations, each Portfolio is a separate series of each Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the respective Trust as a whole.

17.  Confidentiality. (a) Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Portfolio’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Portfolio; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Portfolio; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

(b) Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 17.

(c)  To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

(d)  Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects with such other party (and at such other party’s expense) in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding.

(e)  For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 17 are in addition to the terms of any other agreements between the parties or their affiliates.

(f)  The parties agree that, notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.  Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

19.  Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

The Adviser consents to the delivery of a Portfolio’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Adviser, in lieu of sending such Account

Communications as hard copies via facsimile, mail or other means. The Adviser confirms that it has provided the Subadviser with at least one valid electronic mail address where Account Communications can be sent. The Adviser acknowledges that the Subadviser reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Adviser may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant this Section.

Subadviser:	BlackRock Investment Management, LLC

55 East 52nd Street

New York NY 10055

Attention: James Morris

Email address: Sunamerica.sasupport@blackrock.com

Adviser:	SunAmerica Asset Management, LLC

30 Hudson Street, 16th Floor

Jersey City, NJ 07302

Attention: General Counsel

Email address: SaamcoLegal@corebridgefinancial.com

20.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ John T. Genoy
Name: John T. Genoy
Title: President

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Sean Baker
Name: Sean Baker
Title: Managing Director

[Signature Page to SAST BlackRock Subadvisory Agreement]

SCHEDULE A

Effective January 13, 2025:

Portfolios of SAST	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA BlackRock Multi-Factor 70/30 Portfolio	Omitted
SA BlackRock VCP Global Multi Asset Portfolio	Omitted

Effective April 30, 2025:

Portfolios of SAST	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Emerging Markets Equity Index Portfolio	Omitted
SA Fixed Income Index Portfolio	Omitted
SA Fixed Income Intermediate Index Portfolio	Omitted
SA International Index Portfolio	Omitted
SA Large Cap Growth Index Portfolio	Omitted
SA Large Cap Index Portfolio	Omitted
SA Large Cap Value Index Portfolio	Omitted
SA Mid Cap Index Portfolio	Omitted
SA Small Cap Index Portfolio	Omitted

Portfolios of SST	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Multi-Managed International Equity Portfolio	Omitted
SA Multi-Managed Large Cap Growth Portfolio	Omitted
SA Multi-Managed Large Cap Value Portfolio	Omitted
SA Multi-Managed Mid Cap Growth Portfolio	Omitted
SA Multi-Managed Mid Cap Value Portfolio	Omitted
SA Multi-Managed Small Cap Portfolio	Omitted

SUNAMERICA SERIES TRUST	SEASONS SERIES TRUST

SA Emerging Markets Equity Index Portfolio

SA Fixed Income Index Portfolio

SA Fixed Income Intermediate Index Portfolio

SA International Index Portfolio

SA Large Cap Growth Index Portfolio

SA Large Cap Index Portfolio

SA Large Cap Value Index Portfolio

SA Mid Cap Index Portfolio

SA Small Cap Index Portfolio

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Large Cap Value Portfolio

SA Multi-Managed Mid Cap Growth Portfolio

SA Multi-Managed Mid Cap Value Portfolio

SA Multi-Managed Small Cap Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

P.O. Box 15570

Amarillo, Texas 79105-5570

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at CorebridgeFinancial.com/InformationStatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement is now available at the website referenced above. The Portfolios are series of SunAmerica Series Trust (“SAST”) and Seasons Series Trust (“SST”) (each, a “Trust” and together, the “Trusts”). The term “Portfolios” refers collectively to the Index Portfolios and the Multi-Managed Portfolios offered through the Trusts. Please note that this Notice is intended only to provide a brief summary of the matter discussed in the Information Statement. We encourage you to visit the website to review the full Information Statement, which contains important details regarding the subadvisory agreement.

As described in the Information Statement, on April 2, 2025, the Board of Trustees of the Trusts, including a majority of the Trustees who are not “interested persons” of the Trusts (as defined in the Investment Company Act of 1940, as amended), approved a new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Portfolios. The New Subadvisory Agreement became effective on April 30, 2025. In connection with the approval, the Portfolios also adopted changes to certain investment strategies and techniques to align with BlackRock’s investment approach. In addition, BlackRock agreed to waive subadvisory fees for certain Portfolios in an amount equal to the acquired fund fees and expenses incurred through investments in affiliated ETFs, and SunAmerica agreed to waive an equivalent portion of its advisory fees to pass the benefit to shareholders.

The Trusts have received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers, or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a fund’s shareholders with the same information about the new subadviser and subadvisory agreement that would have been included in a proxy statement. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about June 27, 2025, to all participants in a contract who were invested in the Portfolio as of the close of business on April 30, 2025. A copy of the Information Statement will remain on Corebridge’s website until at least June 27, 2026, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center, or by calling (800) 445-7862. You can request a complete copy of the Information Statement until June 27, 2026. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.